UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21918

Oppenheimer Global Multi Strategies Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: May 31

Date of reporting period: 5/30/2014

Item 1. Reports to Stockholders.

OPPENHEIMERFUNDS™
THE RIGHT WAY TO INVEST

OPPENHEIMER

GLOBAL MULTI STRATEGIES FUND

ANNUAL REPORT 5.31.2014

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 5/30/14*

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	S&P 500 Index	Barclays Global Aggregate Bond Index
1-Year	5.16%	-0.88%	20.45%	5.35%
5-Year	2.13	0.93	18.40	4.54
Since Inception (3/5/07)	1.72	0.89	7.05	5.07

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

* May 30, 2014, was the last business day of the Fund’s fiscal year end. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through May 31, 2014.

2      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Fund Performance Discussion

Over the one-year reporting period, the Fund’s Class A shares (without sales charge) produced a total return of 5.16%, while its benchmarks S&P 500 Index and the Barclays Global Aggregate Bond Index, returned 20.45% and 5.35%, respectively. The Fund lagged the S&P 500 Index as stock markets globally outpaced absolute return strategies throughout the latter part of 2013. The Fund underperformed the Barclays Global Aggregate Bond Index because it was not positioned sufficiently well in the currency realm.

MARKET OVERVIEW

The global economy finished 2013 with slow and steady growth throughout the developed world. U.S. growth improved during the reporting period driven by continued strength in manufacturing, reasonable employment gains and strong activity in the housing market. Japan and Europe also posted stronger economic performances, but the Eurozone’s gains masked continued divergence among member states with countries like Spain and

Ireland improving and France remaining weak. At the end of May 2013, market volatility picked up measurably as remarks from former Federal Reserve (“Fed”) Chairman Ben Bernanke indicated a possible tapering of the Fed’s asset purchase program if the economy continued to show improvement. Fears about a possible slowdown in the world’s emerging economies were exacerbated by the prospect of quantitative easing, which has been a steady source of liquidity, coming to an end.

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

3      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

However, when the Fed actually announced in December that it would reduce its asset purchases by $10 billion a month from $85 billion to $75 billion, its decision to “taper” was met with relative calm in financial markets. U.S. interest rates generally rose and by the end of 2013 the interest rate on 10-year Treasury bonds was roughly 3.0%. That capped a weak year for both Treasuries and investment-grade fixed income. The U.S. dollar strengthened against almost every major currency and developed market equities finished 2013 with double digit gains for the year. Emerging markets were the relative laggards in the global economy during 2013. Growth remained slow throughout the world’s emerging economies as inflation and persistent current account deficits restrained activity in certain countries. China’s economy grew, albeit at a much slower pace than prior years, as its leaders instituted several measures in an attempt to reorient the nation’s economy from an export-led model to a consumption-led one.

The global economy started 2014 with continued slow and steady growth throughout the developed world. U.S. growth remained reasonably strong, though data softened for the first quarter, partially attributed to cold weather effects across much of the country. The Eurozone also grew at a slightly faster pace than 2013, but has continued to struggle with very low inflation and weak bank lending. The U.S. dollar has remained relatively stable throughout the quarter, and U.S. equities were largely flat after a very strong 2013. Emerging markets posted a modest recovery during this time. Countries such as India, Turkey, South Africa and Brazil appeared to take some of the necessary steps to deal with higher inflation by raising benchmark interest rates, while currency depreciation helped restore competitiveness. Export growth has also remained slow to the U.S. and European Union, restraining growth. China has continued its transition from an investment-led growth model to a consumption-led one, which has caused it to see several months of slower growth as well. We also began to see growing geopolitical tension (Russia and Ukraine) and political noise (Thailand, Turkey, Venezuela).

FUND REVIEW

The Fund is a multi-alternative fund that draws its returns from four major alternative strategy categories: Global Macro, Equity Market Neutral, Fixed-Income Alternatives and Volatility. We are pleased to report that all four categories produced positive returns over the reporting period.

Global Macro, which involves tactical positioning in broad asset and/or sector classes, generated the largest return contribution to the Fund. During the reporting period, the category had great success tactically positioning the Fund’s exposure to equities and interest rates. The market presented many opportunities for the Fund to be opportunistically long or short in equity, credit and interest exposure and the Fund was able to exploit these opportunities with success. The only area that muted the

4      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

returns in Global Macro was our tactical positioning in currencies and commodities. The Fund underperformed in its expression of views in both developed- and emerging-market currencies. In the commodity sector, the Fund experienced declines in which we were wrongly positioned in certain commodities including natural gas, silver, and corn.

The Fund’s Equity Market Neutral strategy, which involves investments in equity securities while seeking to minimize systematic equity risk, generated the second largest return contribution. Within the strategy, we benefited most from our risk-based security selection strategy, which we implement on U.S., U.K. and French stocks. We also experienced strong returns from another strategy where we screen for U.S. stocks with value and momentum valuation characteristics. Finally, we received modest contributions from our merger arbitrage strategy, where we identify stocks that trade at a discount to their anticipated tender price.

The Fund’s Fixed-Income Alternatives strategy involves investments in sovereign and corporate fixed-income securities as well as fixed-income alternatives, such as event-linked or catastrophe bonds. This strategy was the weakest performer during the reporting period. The strategy benefited from our security selection of catastrophe bonds but was negatively impacted by yield curve tilts across different government markets, which we implemented through interest rate swap positions. Specifically, we had the view that certain government interest rate curve markets would earn sufficient income – between long and short rates – to offset the risk that the curve would further steepen. This view did not work out in the Fund’s favor.

In Volatility, which involves investment in options and other derivatives to take advantage of mispricing opportunities in the options markets, we drew positive performance from currency volatility tilts. In this strategy, we look for currencies with option volatility levels that are sharply different than the actual volatility exhibited by the currencies, and we deploy volatility swaps to monetize the differences. The category also benefited from options strategies on the S&P 500 Index to harvest returns on our views on the equity market volatility. The strategies that detracted from performance included our option strategy to opportunistically sell currency option volatility as well as our strategy of making tactical positions on the Chicago Board Options Exchange Market Volatility Index (the “CBOE VIX Index”), the index that is a measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices.

STRATEGY & OUTLOOK

As the U.S. and world move into the sixth year following the financial crisis of 2008, we find that the recovery remains intact but that growth is uneven across the world. Between the developed economies, the growth

5      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

prospects for the U.S. continue to show the greatest promise, in our opinion.

We continue to believe that the Fed will not aggressively pull back its stimulus program as inflation remains subdued and below the central bank’s target. The labor force is getting more traction than before, but we believe that wage pressures will vary across the labor pool. For instance, wage growth may be slower among less skilled workers.

Under such conditions, we continue to believe that the equity market can continue to rise but that the upward path of prices may be volatile. Interest rates have fallen and the yield curve has flattened, and we believe there are opportunities in the yield curve for the remainder of 2014.

Internationally, we think that Europe will offer greater return potential as the European Central Bank moves to become more aggressive in stimulating growth. We believe that European financials will likely be a top beneficiary of these monetary moves. Given that the U.S. is on a faster trajectory, we believe the U.S. dollar should move up against developed currencies, thus allowing countries in the Eurozone to benefit. Within emerging markets, we continue to look for opportunities on a case-by-case basis.

Caleb Wong Portfolio Manager

6      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Top Holdings and Allocations*

PORTFOLIO ALLOCATION

Non-Convertible Corporate Bonds and Notes	32.9%
Short-Term Notes	32.4
Event-Linked Bonds
Multiple Event	7.0
Windstorm	5.9
Earthquake	3.0
Other	1.3
Longevity	0.6
Investment Companies
Oppenheimer Master Loan Fund, LLC	5.2
PowerShares Senior Loan Portfolio Exchange Traded Fund	5.2
Common Stocks	5.7
Mortgage-Backed Obligations Government Agency	0.8

Portfolio holdings and allocations are subject to change. Percentages are as of May 30, 2014, and are based on the total market value of investments.

TOP TEN HOLDINGS

United States Treasury Bills, 0.046%, 9/4/14	14.9%
United States Treasury Bills, 0.05%, 7/24/14	14.6
Oppenheimer Master Loan Fund, LLC	4.8
PowerShares Senior Loan Portfolio Exchange Traded Fund	4.7
CSN Resources SA, 6.50% Sr. Unsec. Nts., 7/21/20	0.8
Banco BMG SA, 8.875% Sub. Nts., 8/5/20	0.7
Tenet Healthcare Corp., 8.125% Sr. Unsec. Nts., 4/1/22	0.6
United Rentals North America, Inc., 7.625% Sr. Unsec. Nts., 4/15/22	0.6
Valeant Pharmaceuticals International, Inc., 6.375% Sr. Unsec. Nts., 10/15/20	0.6
SandRidge Energy, Inc., 7.51% Sr. Unsec. Nts., 3/15/21	0.6

Percentages are as of May 30, 2014, and are based on net assets. For more current Top 10 Fund holdings, please visit oppenheimerfunds.com.

*May 30, 2014, was the last business day of the

Fund’s fiscal year end. See Note 1 of

the accompanying Notes to Consolidated Financial

Statements.

7      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 5/30/14

	Inception Date	1-Year	5-Year	Since Inception
Class A (OARAX)	3/5/07	5.16%	2.13%	1.72%
Class C (OARCX)	1/27/12	4.38%	N/A	4.54%
Class I (OAIIX)	1/27/12	5.45%	N/A	5.66%
Class Y (OARYX)	1/27/12	5.27%	N/A	5.36%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 5/30/14

	Inception Date	1-Year	5-Year	Since Inception
Class A (OARAX)	3/5/07	-0.88%	0.93%	0.89%
Class C (OARCX)	1/27/12	3.38%	N/A	4.54%
Class I (OAIIX)	1/27/12	5.45%	N/A	5.66%
Class Y (OARYX)	1/27/12	5.27%	N/A	5.36%

Performance data quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; and for Class C shares, the contingent deferred sales charge of 1%. There is no sales charge for Class I and Class Y shares.

The Fund’s performance is compared to the performance of the S&P 500 Index, an unmanaged index of equity securities, and the Barclays Global Aggregate Bond Index, a broad-based measure of the global investment-grade fixed-rate debt markets. The S&P 500 Index is a capitalization-weighted index of 500 stocks intended to be a representative sample of leading companies in leading industries within the U.S. economy. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting

8      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

9      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended May 30, 2014.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Actual	Beginning Account Value December 1, 2013	Ending Account Value May 30, 2014	Expenses Paid During 6 Months Ended May 30, 2014
Class A	$1,000.00	$1,049.20	$6.83
Class C	1,000.00	1,045.00	11.32
Class I	1,000.00	1,050.90	5.76
Class Y	1,000.00	1,049.80	6.17

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,018.15	6.73
Class C	1,000.00	1,013.79	11.15
Class I	1,000.00	1,019.19	5.67
Class Y	1,000.00	1,018.79	6.07

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended May 30, 2014 are as follows:

Class	Expense Ratios
Class A	1.34%
Class C	2.22
Class I	1.13
Class Y	1.21

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

11      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS May 30, 2014*

	Shares	Value

Common Stocks—5.2%

Aeroflex Holding Corp.[1]	25,862	$271,034

Cbeyond, Inc.[1]	26,793	264,447

Centrix Bank & Trust[1]	5,456	220,150

Chelsea Therapeutics International Ltd.[1]	40,295	263,126

Chindex International, Inc.[1]	11,227	265,855

DFC Global Corp.[1]	24,751	231,917

EME Reorganization Trust[1]	260,360	41,684

First Mountain Bank[1]	30,068	258,585

Furiex Pharmaceuticals, Inc.[1]	2,446	252,819

Goldman Sachs Group, Inc. (The)	803	128,327

Hastings Entertainment, Inc[1]	56,499	166,672

mktg, inc.[1]	98,881	259,068

NRG Energy, Inc.	856	30,514

NTS, Inc.[1]	50,000	99,000

Pepco Holdings, Inc.	9,752	270,130

PetroLogistics LP	18,989	273,631

PokerTek, Inc.[1]	201,429	263,872

Sino Gas International Holdings, Inc.[1]	187,917	229,259

SP Bancorp, Inc.[1]	9,145	262,461

Teva Pharmaceutical Industries Ltd.[1]	940	—

UNS Energy Corp.	1,649	99,880

Vocus, Inc.[1]	13,040	234,459

Zygo Corp.[1]	9,869	189,682

Total Common Stocks (Cost $4,581,929)		4,576,572

	Principal Amount

Mortgage-Backed Obligations—0.7%

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.- Backed Security:
Series 177, Cl. IO, 2.641%, 7/1/26[2]	$275,331	47,791
Series 2639, Cl. SA, 0.00%, 7/15/22[2,3]	15,121	171
Series 2815, Cl. PT, 2.884%, 11/15/32[2]	184,146	15,850
Series 2922, Cl. SE, 6.688%, 2/15/35[2]	27,790	5,122
Series 3005, Cl. WI, 0.00%, 7/15/35[2,3]	31,425	737
Series 3031, Cl. BI, 0.922%, 8/15/35[2]	346,246	70,106
Series 3201, Cl. SG, 5.985%, 8/15/36[2]	153,865	27,039
Series 3606, Cl. SN, 3.868%, 12/15/39[2]	182,544	27,918

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2003-33, Cl. IA, 6.094%, 5/25/33[2]	70,057	14,427
Series 2003-52, Cl. NS, 1.421%, 6/25/23[2]	104,127	14,431
Series 2004-56, Cl. SE, 11.247%, 10/25/33[2]	132,349	31,494
Series 2005-12, Cl. SC, 10.124%, 3/25/35[2]	14,181	2,816
Series 2005-14, Cl. SE, 21.33%, 3/25/35[2]	232,852	38,011
Series 2005-6, Cl. SE, 17.227%, 2/25/35[2]	250,178	45,578
Series 2005-87, Cl. SE, 12.206%, 10/25/35[2]	179,129	22,275
Series 2006-53, Cl. US, 10.056%, 6/25/36[2]	140,686	24,691
Series 2007-88, Cl. XI, 23.563%, 6/25/37[2]	273,181	39,955
Series 2010-116, Cl. BI, 0.00%, 8/25/20[2,3]	437,614	37,238
Series 2011-96, Cl. SA, 6.243%, 10/25/41[2]	691,936	125,388

12      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

	Principal Amount	Value

Mortgage-Backed Obligations (Continued)

Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security, Series 2002-76, Cl. SG, 5.398%, 10/16/29[2]	$268,738	$54,691

Total Mortgage-Backed Obligations (Cost $697,575)		645,729

Non-Convertible Corporate Bonds and Notes—30.0%

Consumer Discretionary—2.7%

Auto Components—0.3%

Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.875% Sr. Unsec. Nts., 2/1/11[4]	250,000	260,625

Automobiles—0.3%

Chrysler Group LLC/CG Co.-Issuer, Inc., 8.25% Sec. Nts., 6/15/21	250,000	286,250

Diversified Consumer Services—0.3%

Laureate Education, Inc., 9.25% Sr. Unsec. Nts., 9/1/19[4]	250,000	263,750

Hotels, Restaurants & Leisure—0.4%

Caesars Entertainment Operating Co., Inc., 10% Sec. Nts., 12/15/18	250,000	109,375

MGM Resorts International, 7.75% Sr. Unsec. Nts., 3/15/22	200,000	235,250

		344,625

Media—0.9%

CCO Holdings LLC/CCO Holdings Capital Corp., 6.50% Sr. Unsec. Nts., 4/30/21	250,000	267,813

Clear Channel Communications, Inc., 9% Sr. Sec. Nts., 3/1/21	250,000	268,125

DISH DBS Corp., 5.875% Sr. Unsec. Nts., 7/15/22	250,000	268,750

		804,688

Multiline Retail—0.3%

Sears Holdings Corp., 6.625% Sec. Nts., 10/15/18	250,000	230,625

Specialty Retail—0.2%

Claire’s Stores, Inc., 9% Sr. Sec. Nts., 3/15/19[4]	200,000	207,000

Consumer Staples—1.0%

Food Products—1.0%

Big Heart Pet Brands, 7.625% Sr. Unsec. Nts., 2/15/19	173,000	180,353

MHP SA, 8.25% Sr. Unsec. Nts., 4/2/20[4]	500,000	442,600

Post Holdings, Inc., 7.375% Sr. Unsec. Nts., 2/15/22	250,000	271,875

		894,828

Energy—4.9%

Energy Equipment & Services—0.6%

CHC Helicopter SA, 9.25% Sr. Sec. Nts., 10/15/20	225,000	246,375

Offshore Group Investment Ltd., 7.50% Sr. Sec. Nts., 11/1/19	250,000	263,750

		510,125

Oil, Gas & Consumable Fuels—4.3%

Access Midstream Partners LP/ACMP Finance Corp., 4.875% Sr. Unsec. Nts., 5/15/23	250,000	262,500

Alliance Oil Co. Ltd., 9.875% Sr. Unsec. Nts., 3/11/15[4]	450,000	462,375

13      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS (Continued)

	Principal Amount	Value

Oil, Gas & Consumable Fuels (Continued)

Arch Coal, Inc., 7.25% Sr. Unsec. Nts., 6/15/21	$250,000	$179,375

Denbury Resources, Inc., 4.625% Sr. Sub. Nts., 7/15/23	200,000	193,500

Energy Transfer Equity LP, 7.50% Sr. Sec. Nts., 10/15/20	250,000	290,000

EP Energy LLC/EP Energy Finance, Inc., 9.375% Sr. Unsec. Nts., 5/1/20	250,000	288,437

Halcon Resources Corp., 8.875% Sr. Unsec. Nts., 5/15/21	250,000	267,500

Linn Energy LLC/Linn Energy Finance Corp., 8.625% Sr. Unsec. Nts., 4/15/20	200,000	217,750

NGPL PipeCo LLC, 7.119% Sr. Sec. Nts., 12/15/17[4]	200,000	201,000

Petroleos de Venezuela SA, 12.75% Sr. Unsec. Nts., 2/17/22[4]	450,000	436,500

Sabine Pass Liquefaction LLC, 5.625% Sr. Sec. Nts., 2/1/21	250,000	263,125

Samson Investment Co., 10.75% Sr. Unsec. Nts., 2/15/20[4]	250,000	262,500

SandRidge Energy, Inc., 7.51% Sr. Unsec. Nts., 3/15/21	500,000	535,000

		3,859,562

Financials—5.8%

Capital Markets—0.3%

Springleaf Finance Corp., 6.90% Sr. Unsec. Nts., 12/15/17	250,000	274,375

Commercial Banks—3.8%

Banco BMG SA, 8.875% Sub. Nts., 8/5/20[4]	550,000	590,562

Banco do Brasil SA (Cayman), 9.25% Jr. Sub. Perpetual Bonds[4,5,6]	300,000	324,000

Banco do Estado do Rio Grande do Sul SA, 7.375% Sub. Nts., 2/2/22[4]	500,000	530,625

Banco Panamericano SA, 8.50% Sub. Nts., 4/23/20[4]	425,000	473,025

Bancolombia SA, 5.125% Unsec. Sub. Nts., 9/11/22	250,000	253,438

HBOS plc, 6.75% Sub. Nts., 5/21/18[4]	200,000	231,158

ICICI Bank Ltd., 6.375% Jr. Sub. Nts., 4/30/22[4,5]	450,000	468,000

Royal Bank of Scotland Group plc, 6.125% Sub. Nts., 12/15/22	250,000	272,901

Yapi ve Kredi Bankasi AS, 6.75% Sr. Unsec. Nts., 2/8/17[4]	200,000	216,390

		3,360,099

Consumer Finance—0.3%

SLM Corp., 8.45% Sr. Unsec. Nts., 6/15/18	250,000	294,844

Diversified Financial Services—0.2%

Columbus International, Inc., 7.375% Sr. Unsec. Nts., 3/30/21[4]	200,000	212,500

Real Estate Investment Trusts (REITs)—0.3%

Crown Castle International Corp., 5.25% Sr. Unsec. Nts., 1/15/23	250,000	261,250

Real Estate Management & Development—0.9%

Country Garden Holdings Co. Ltd., 7.875% Sr. Unsec. Nts., 5/27/19[4]	500,000	508,750

Evergrande Real Estate Group Ltd., 13% Sr. Unsec. Nts., 1/27/15[4]	250,000	261,575

		770,325

Health Care—2.4%

Health Care Equipment & Supplies—0.6%

Biomet, Inc., 6.50% Sr. Unsec. Nts., 8/1/20	250,000	272,500

Kinetic Concepts, Inc./KCI USA, Inc., 10.50% Sec. Nts., 11/1/18	250,000	284,273

		556,773

14      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

	Principal Amount	Value

Health Care Providers & Services—1.2%

CHS/Community Health Systems, Inc., 8% Sr. Unsec. Nts., 11/15/19	$250,000	$275,000

DaVita HealthCare Partners, Inc., 5.75% Sr. Unsec. Nts., 8/15/22	200,000	215,000

Tenet Healthcare Corp., 8.125% Sr. Unsec. Nts., 4/1/22	500,000	570,000

		1,060,000

Pharmaceuticals—0.6%

Valeant Pharmaceuticals International, Inc., 6.375% Sr. Unsec. Nts., 10/15/20[4]	500,000	536,875

Industrials—2.1%

Aerospace & Defense—0.3%

Bombardier, Inc., 6.125% Sr. Nts., 1/15/23[4]	250,000	256,875

Machinery—0.6%

Algeco Scotsman Global Finance plc, 8.50% Sr. Sec. Nts., 10/15/18[4]	250,000	265,625

Navistar International Corp., 8.25% Sr. Unsec. Nts., 11/1/21	250,000	260,312

		525,937

Trading Companies & Distributors—1.2%

HD Supply, Inc., 7.50% Sr. Unsec. Nts., 7/15/20	250,000	272,500

International Lease Finance Corp., 8.75% Sr. Unsec. Nts., 3/15/17	200,000	234,125

United Rentals North America, Inc., 7.625% Sr. Unsec. Nts., 4/15/22	500,000	569,375

		1,076,000

Information Technology—2.1%

Communications Equipment—0.5%

Alcatel-Lucent USA, Inc., 6.45% Sr. Unsec. Nts., 3/15/29	250,000	245,625

Avaya, Inc., 7% Sr. Sec. Nts., 4/1/19[4]	250,000	248,750

		494,375

IT Services—0.3%

First Data Corp., 12.625% Sr. Unsec. Nts., 1/15/21	200,000	241,000

Software—1.0%

Activision Blizzard, Inc., 5.625% Sr. Unsec. Nts., 9/15/21[4]	200,000	216,000

Audatex North America, Inc., 6% Sr. Unsec. Nts., 6/15/21[7]	200,000	214,000

BMC Software Finance, Inc., 8.125% Sr. Unsec. Nts., 7/15/21[4]	200,000	211,500

Infor US, Inc., 9.375% Sr. Unsec. Nts., 4/1/19	200,000	224,750

		866,250

Technology Hardware, Storage & Peripherals—0.3%

Denali Borrower LLC/Denali Finance Corp., 5.625% Sr. Sec. Nts., 10/15/20[4]	250,000	261,562

Materials—4.9%

Chemicals—1.2%

Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 8.875% Sr. Sec. Nts., 2/1/18	250,000	261,250

Momentive Performance Materials, Inc., 8.875% Sr. Sec. Nts., 10/15/20	250,000	270,625

15      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS (Continued)

	Principal Amount	Value

Chemicals (Continued)

Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc.,
8.75% Sr. Sec. Nts., 2/1/19	$500,000	$534,375

		1,066,250

Construction Materials—0.3%

Cemex Finance LLC, 6% Sr. Sec. Nts., 4/1/24[4]	250,000	257,188

Containers & Packaging—0.3%

Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds
Group Issuer Luxembourg SA, 5.75% Sr. Sec. Nts., 10/15/20	250,000	261,250

Metals & Mining—3.1%

ALROSA Finance SA, 7.75% Sr. Unsec. Nts., 11/3/20[4]	250,000	278,750

AngloGold Ashanti Holdings plc, 8.50% Sr. Unsec. Nts., 7/30/20	250,000	281,087

Consolidated Minerals Ltd., 8.875% Sr. Sec. Nts., 5/1/16[4]	150,000	156,892

CSN Resources SA, 6.50% Sr. Unsec. Nts., 7/21/20[4]	700,000	726,250

Ferrexpo Finance plc, 7.875% Sr. Unsec. Nts., 4/7/16[4]	200,000	198,500

First Quantum Minerals Ltd.:
6.75% Sr. Unsec. Nts., 2/15/20[4]	143,000	146,575
7.00% Sr. Unsec. Nts., 2/15/21[4]	143,000	146,575

Novelis, Inc., 8.75% Sr. Unsec. Nts., 12/15/20	250,000	279,063

Vedanta Resources plc, 6% Sr. Unsec. Nts., 1/31/19[4]	500,000	519,375

		2,733,067

Telecommunication Services—3.5%

Diversified Telecommunication Services—1.5%

CenturyLink, Inc., 5.80% Sr. Unsec. Nts., 3/15/22	250,000	261,250

Cequel Communications Holdings I LLC/Cequel Capital Corp.,
6.375% Sr. Unsec. Nts., 9/15/20[4]	250,000	266,250

Frontier Communications Corp., 8.50% Sr. Unsec. Nts., 4/15/20	250,000	292,813

Level 3 Financing, Inc., 8.125% Sr. Unsec. Nts., 7/1/19	250,000	274,375

Nara Cable Funding Ltd., 8.875% Sr. Sec. Nts., 12/1/18[4]	200,000	216,000

		1,310,688

Wireless Telecommunication Services—2.0%

Digicel Group Ltd., 8.25% Sr. Unsec. Nts., 9/30/20[4]	200,000	216,500

Mobile Telesystems OJSC via MTS International Funding Ltd., 5% Sr.
Unsec. Nts., 5/30/23[4]	250,000	241,875

NII Capital Corp., 7.625% Sr. Unsec. Nts., 4/1/21	250,000	72,500

Sprint Corp., 7.875% Sr. Unsec. Nts., 9/15/23[4]	350,000	396,375

Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, 7.748%
Sr. Unsec. Nts., 2/2/21[4]	300,000	322,500

VimpelCom Holdings BV:
5.95% Sr. Unsec. Unsub. Nts., 2/13/23[4]	250,000	238,750
7.504% Sr. Unsec. Nts., 3/1/22[4]	250,000	262,500

		1,751,000

Utilities—0.6%

Electric Utilities—0.6%

Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 10%
Sr. Sec. Nts., 12/1/20	250,000	265,937

16      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

	Principal Amount	Value

Electric Utilities (Continued)

FirstEnergy Corp., 7.375% Sr. Unsec. Nts., 11/15/31	$250,000	$294,696

		560,633

Total Non-Convertible Corporate Bonds and Notes (Cost $26,050,048)		26,651,194

Event-Linked Bonds—16.3%

Earthquake—2.7%

Bosphorus 1 Re Ltd. Catastrophe Linked Nts., 2.53%, 5/3/16[5,7]	356,000	356,294

Embarcadero Re Ltd.:
6.664%, 8/4/14[4,5]	250,000	251,363
7.412%, 2/13/15[4,5]	250,000	254,225

Golden State Re Ltd. Catastrophe Linked Nts., 3.78%, 1/8/15[4,5]	250,000	253,250

Kibou Ltd. Catastrophe Linked Nts., 5.28%, 2/16/15[4,5]	250,000	255,600

Kizuna II Re Ltd. Catastrophe Linked Nts., 2.28%, 4/6/18[4,5]	250,000	251,562

Lakeside Re III Ltd. Catastrophe Linked Nts., 8.03%, 1/8/16[4,5]	250,000	265,506

Merna Reinsurance V Ltd. Catastrophe Linked Nts., 2.03%, 4/7/17[5,7]	250,000	251,088

MultiCat Mexico Ltd. 2012 Catastrophe Linked Nts., 8.03%, 12/4/15[4,5]	250,000	257,781

		2,396,669

Longevity—0.6%

Vita Capital IV Ltd. Catastrophe Linked Nts., 3.888%, 1/15/16[4,5]	250,000	257,425

Vita Capital V Ltd. Catastrophe Linked Nts., 3.438%, 1/15/17[4,5]	250,000	257,363

		514,788

Multiple Event—6.4%

Atlas IX Capital Ltd. Catastrophe Linked Nts., 3.423%, 1/17/19[4,5]	500,000	513,175

Blue Danube II Ltd. Catastrophe Linked Nts., 4.273%, 5/23/16[4,5]	297,000	300,007

Caelus Re 2013 Ltd. Catastrophe Linked Nts., 6.88%, 4/7/17[4,5]	410,000	426,994

Citrus Re Ltd. Catastrophe Linked Nts., 4.28%, 4/18/17[4,5]	250,000	246,387

Combine Re Ltd.:
4.53%, 1/7/15[4,5]	250,000	253,450
10.03%, 1/7/15[4,5]	275,000	286,275
17.78%, 1/7/15[4,5]	250,000	265,625

East Lane Re Ltd. Catastrophe Linked Nts., 6.68%, 3/13/15[4,5]	250,000	255,450

Kilimanjaro Re Ltd.:
4.53%, 4/30/18[4,5]	250,000	251,362
4.78%, 4/30/18[4,5]	250,000	251,762

Mona Lisa Re Ltd. Catastrophe Linked Nts., 7.30%, 7/7/17[4,5]	250,000	263,062

Mystic Re Ltd. Catastrophe Linked Nts., 12.03%, 3/12/15[4,5]	250,000	260,175

Mythen Ltd. Catastrophe Linked Nts., 11.003%, 5/7/15[4,5]	250,000	266,275

Residential Reinsurance 2011 Ltd. Catastrophe Linked Nts., 8.93%, 12/6/15[4,5]	250,000	260,950

Residential Reinsurance 2012 Ltd.:
4.53%, 12/6/16[4,5]	250,000	256,788
8.03%, 6/6/16[4,5]	250,000	273,113

Riverfront Re Ltd. Catastrophe Linked Nts., 4.03%, 1/6/17[4,5]	250,000	246,088

Sanders Re Ltd. Catastrophe Linked Nts., 3.03%, 5/25/18[4,5]	250,000	248,813

Tradewynd Re Ltd. Catastrophe Linked Nts., 7.03%, 1/9/17[4,5]	300,000	310,575

VenTerra Re Ltd. Catastrophe Linked Nts., 3.78%, 1/9/17[5,7]	250,000	255,238

		5,691,564

Other—1.2%

Kortis Capital Ltd. Catastrophe Linked Nts., 5.042%, 1/15/17[4,5]	250,000	262,337

17      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS (Continued)

		Principal Amount	Value

Other (Continued)

Vitality Re IV Ltd. Catastrophe Linked Nts., 3.78%, 1/9/17[4,5]		$250,000	$260,163

Vitality Re V Ltd. Catastrophe Linked Nts., 1.78%, 1/7/19[5,7]		500,000	500,725

			1,023,225

Windstorm—5.4%

Aozora Re Ltd. Catastrophe Linked Nts., 2.03%, 4/7/17[4,5]	JPY	25,500,000	250,836

Armor Re Ltd. Catastrophe Linked Nts., 4.03%, 12/15/16[4,5]		500,000	496,312

Atlas VI Capital Ltd. Catastrophe Linked Nts., 8%, 4/9/15[4,5]	EUR	250,000	348,813

Calypso Capital II Ltd. Catastrophe Linked Nts., 2.61%, 1/9/17[4,5]	EUR	250,000	343,275

East Lane Re V Ltd. Catastrophe Linked Nts., 10.78%, 3/16/16[4,5]		250,000	270,881

Gator Re Ltd. Catastrophe Linked Nts., 6.53%, 1/9/17[4,5]		250,000	248,887

Green Fields II Capital Ltd. Catastrophe Linked Nts., 2.83%, 1/9/17[4,5]	EUR	319,000	440,585

Ibis Re II Ltd. Catastrophe Linked Nts., 4.03%, 6/28/16[4,5]		255,000	257,505

Lion I Re Ltd. Catastrophe Linked Nts., 1.722%, 4/28/17[4,5]	EUR	250,000	339,510

Longpoint Re III Ltd. Catastrophe Linked Nts., 6.03%, 6/12/15[4,5]		250,000	257,350

MultiCat Mexico Ltd. 2012:
7.53%, 12/4/15[4,5]		250,000	256,056
7.78%, 12/4/15[4,5]		250,000	258,981

Pelican Re Ltd. Catastrophe Linked Nts., 13.78%, 4/13/15[4,5]		250,000	264,800

Queen City Re Catastrophe Linked Nts., 3.53%, 1/6/17[4,5]		250,000	244,113

Queen Street VIII Re Ltd. Catastrophe Linked Nts., 6.53%, 6/8/16[4,5]		262,000	265,229

Tar Heel Re Ltd. Catastrophe Linked Nts., 8.53%, 5/9/16[4,5]		250,000	262,188

			4,805,321

Total Event-Linked Bonds (Cost $14,213,725)			14,431,567

	Shares

Investment Companies—9.5%

Oppenheimer Master Loan Fund, LLC[8]	292,592	4,228,235

PowerShares Senior Loan Portfolio Exchange Traded Fund	169,515	4,209,058

Total Investment Companies (Cost $8,514,700)		8,437,293

	Principal Amount

Short-Term Notes—29.5%

United States—29.5%
United States Treasury Bills:
0.046%, 9/4/14[9]	$13,234,000	13,232,915
0.05%, 7/24/149,[10]	13,000,000	12,999,061

Total Short-Term Notes (Cost $26,231,521)		26,231,976

Total Investments, at Value (Cost $80,289,498)	91.2%	80,974,331

Assets in Excess of Other Liabilities	8.8	7,779,194

Net Assets	100.0%	$88,753,525

Footnotes to Consolidated Statement of Investments

* May 30, 2014 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Consolidated Notes.

1. Non-income producing security.

18      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Footnotes to Consolidated Statement of Investments (Continued)

2. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $645,729 or 0.73% of the Fund’s net assets as of May 30, 2014.

3. Interest rate is less than 0.0005%.

4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $26,009,199 or 29.30% of the Fund’s net assets as of May 30, 2014.

5. Represents the current interest rate for a variable or increasing rate security.

6. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

7. Restricted security. The aggregate value of restricted securities as of May 30, 2014 was $1,577,345, which represents 1.78% of the Fund’s net assets. See Note 7 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)

Audatex North America, Inc.,
6% Sr. Unsec. Nts., 6/15/21	4/2514	214,754	$214,000	$(754)
Bosphorus 1 Re Ltd. Catastrophe
Linked Nts., 2.53%, 5/3/16	4/18/13	356,000	356,294	294
Merna Reinsurance V Ltd.
Catastrophe Linked Nts., 2.03%, 4/7/17	3/18/14	250,000	251,088	1,088
VenTerra Re Ltd. Catastrophe
Linked Nts., 3.78%, 1/9/17	2/11/14	255,634	255,238	(396)
Vitality Re V Ltd. Catastrophe
Linked Nts., 1.78%, 1/7/19	1/17/14	500,000	500,725	725

		$1,576,388	$1,577,345	$957

8. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended May 30, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares May 31, 2013	Gross Additions	Gross Reductions		Shares May 30, 2014

Oppenheimer Institutional Money
Market Fund, Cl. E	15,430,912	60,004,859	75,435,771		—
Oppenheimer Master Loan Fund, LLC	235,521	57,071	—		292,592

		Value	Income		Realized Gain

Oppenheimer Institutional Money Market Fund Cl. E		$—	$12,657		$—
Oppenheimer Master Loan Fund, LLC		4,228,235	298,269	[a]	2,598[a]

Total		$4,228,235	$310,926		$2,598

a. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

19      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS (Continued)

Footnotes to Consolidated Statement of Investments (Continued)

9. Zero coupon bond reflects effective yield on the date of purchase.

10. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $2,499,372. See Note 6 of the accompanying Consolidated Notes.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

United States	$62,101,472	76.7%
Brazil	2,644,462	3.3
Russia	1,806,750	2.2
Cayman Islands	1,795,925	2.2
Supranational	1,659,661	2.0
India	1,266,438	1.6
Bermuda	1,116,579	1.4
Mexico	1,102,506	1.4
Luxembourg	780,750	1.0
China	770,325	0.9
United Kingdom	769,685	0.9
Eurozone	692,088	0.9
Ukraine	641,100	0.8
Ireland	555,510	0.7
Canada	550,025	0.7
Japan	507,163	0.6
France	440,585	0.5
Venezuela	436,500	0.5
South Africa	281,087	0.3
Colombia	253,437	0.3
Jamaica	216,500	0.3
Turkey	216,390	0.3
Barbados	212,500	0.3
Australia	156,893	0.2

Total	$80,974,331	100.0%

Forward Currency Exchange Contracts as of May 30, 2014
Counterparty	Settlement Month(s)		Currency Purchased (000’s)		Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation

BAC	01/2015	AUD	255	USD	225	$8,413	$—
BAC	01/2015	CHF	160	USD	180	—	1,261
BAC	01/2015	JPY	109,000	USD	1,066	7,115	—
BAC	07/2014	RUB	53,100	USD	1,504	—	2,602
BAC	01/2015	USD	1,196	AUD	1,385	—	71,250
BAC	01/2015	USD	347	GBP	210	—	4,394
BAC	07/2014	USD	1,456	RUB	53,100	—	45,565
BAC	01/2015	USD	1,318	TRY	3,040	—	56,461
BOA	01/2015	EUR	40	USD	55	—	946
BOA	01/2015	JPY	2,000	USD	20	93	—
BOA	01/2015	NZD	1,690	USD	1,404	—	128
BOA	12/2014	USD	255	JPY	26,000	—	748
BOA	01/2015	USD	1,420	NZD	1,690	16,308	—
CITNA-B	01/2015	CAD	1,730	USD	1,565	21,395	—
CITNA-B	01/2015	EUR	3,090	USD	4,179	34,641	—

20      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Forward Currency Exchange Contracts (Continued)
Counterparty	Settlement Month(s)		Currency Purchased (000’s)	Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation

CITNA-B	01/2015	GBP	980	USD	1,610	$28,662	$—
CITNA-B	01/2015	USD	2,332	CAD	2,575	—	28,855
CITNA-B	01/2015	USD	2,410	EUR	1,775	3,663	13,714
CITNA-B	01/2015	USD	1,306	GBP	775	9,514	—
CITNA-B	01/2015	USD	518	JPY	54,000	—	13,387
CITNA-B	01/2015	USD	1,439	ZAR	16,030	38	16,192
CITNA-B	01/2015	ZAR	16,030	USD	1,456	—	1,387
DEU	01/2015	CHF	205	USD	231	—	1,767
DEU	01/2015	EUR	4,005	USD	5,517	—	55,527
DEU	01/2015	TRY	3,040	USD	1,352	22,832	—
DEU	01/2015	USD	262	CHF	235	—	1,613
DEU	01/2015	USD	1,138	EUR	831	5,219	—
GSCO-OT	01/2015	AUD	175	USD	160	22	—
GSCO-OT	01/2015	EUR	340	USD	470	—	6,010
GSCO-OT	01/2015	USD	170	AUD	195	—	8,133
GSCO-OT	01/2015	USD	4,258	EUR	3,120	2,875	—
GSCO-OT	01/2015	USD	1,060	JPY	108,000	—	3,071
JPM	01/2015	GBP	435	USD	728	163	154
JPM	01/2015	USD	703	GBP	430	—	15,927
MSCO	01/2015	AUD	1,500	USD	1,288	85,548	117
MSCO	01/2015	CHF	155	USD	173	1,079	—
MSCO	01/2015	JPY	151,000	USD	1,495	48	8,922
RBS	01/2015	CAD	845	USD	757	18,132	—
RBS	01/2015	EUR	2,870	USD	3,915	—	1,161
RBS	01/2015	JPY	101,000	USD	994	—	267
RBS	01/2015	USD	322	AUD	350	2,035	—
RBS	01/2015	USD	322	CHF	285	2,883	—
RBS	01/2015	USD	7,847	EUR	5,700	74,182	—
RBS	01/2015	USD	1,975	JPY	201,000	—	2,776

Total Unrealized Appreciation and Depreciation						$344,860	$362,335

Futures Contracts as of May 30, 2014
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)

Brent Crude Oil*	ICE	Buy	6/13/14	4	$437,640	$11,515
CAC40 10 Euro Index	MNP	Sell	6/20/14	179	10,992,373	(89,315)
CBOE Volatility Index	CBE	Sell	7/15/14	67	991,600	11,372
FTSE 100 Index	LIF	Sell	6/20/14	99	11,321,516	(481,371)
Gas Oil*	ICE	Buy	6/12/14	5	446,250	(1,382)
Lean Hogs*	CME	Sell	6/13/14	9	408,060	36,251
Aluminum*	LME	Sell	6/16/14	9	408,206	(11,648)
Natural Gas*	NYM	Sell	6/26/14	9	408,780	25,777
New York Harbour ULSD*	NYM	Buy	6/30/14	4	485,218	(1,158)
S&P 500 E-Mini Index	CME	Sell	6/20/14	3	288,225	(294)
S&P 500 E-Mini Index	CME	Buy	6/20/14	140	13,450,500	175,928
S&P/TSX 60 Index	MON	Sell	6/19/14	8	1,232,869	(34,466)
Silver*	CMX	Buy	7/29/14	5	467,050	(7,360)
Soybean*	CBT	Buy	7/14/14	6	447,975	12,786
SPI 200 Index	SFE	Sell	6/19/14	32	4,097,093	(107,671)

21      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS (Continued)

Futures Contracts (Continued)
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)

Sugar #11 World*	NYB	Sell	6/30/14	23	$447,709	$11,535
United States Treasury Long Bonds	CBT	Buy	9/19/14	65	8,935,469	5,027
United States Treasury Nts., 10 yr.	CBT	Sell	9/19/14	2	251,031	(1,127)
United States Treasury Nts., 2 yr.	CBT	Sell	9/30/14	11	2,417,422	(343)
Wheat*	CBT	Sell	7/14/14	13	407,713	41,881

						$(404,063)

* All or a portion of this security is owned by the subsidiary. See Note 1 of the accompanying Consolidated Notes.

Over-the-Counter Credit Default Swaps at May 30, 2014
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received/(Paid)	Value

American Electric Power Co., Inc.	JPM	Sell	1.000%	6/20/19	USD	2,180	$(77,714)	$81,902

Amgen, Inc.	BNP	Buy	1.000	6/20/19	USD	2,180	61,236	(64,855)

Anadarko Petroleum Corp.	GSG	Sell	1.000	6/20/19	USD	2,180	(54,510)	55,606

Avnet, Inc.	BAC	Buy	1.000	6/20/19	USD	2,180	4,090	695

Barrick Gold Corp.	GSG	Buy	1.000	6/20/19	USD	1,900	(65,934)	58,610

Block Financial LLC	CITNA-B	Buy	1.000	6/20/19	USD	1,900	(23,073)	63,966

Boeing Capital Corp.	DEU	Sell	1.000	6/20/19	USD	2,180	(95,721)	97,107

Caterpillar, Inc.	BNP	Sell	1.000	6/20/19	USD	2,180	(65,523)	61,807

CBS Corp.	BOA	Buy	1.000	6/20/19	USD	1,900	40,557	(27,352)

Deere & Co.	GSG	Sell	1.000	6/20/19	USD	1,900	(66,759)	69,706

Duke Energy Carolinas LLC	GSG	Sell	1.000	6/20/19	USD	2,180	(88,951)	90,685

Hillshire Brands Co. (The)	JPM	Buy	1.000	6/20/19	USD	2,180	11,493	(39,378)

Johnson Controls, Inc.	GSG	Buy	1.000	6/20/19	USD	2,180	39,590	(40,894)

Kohl’s Corp.	JPM	Buy	1.000	6/20/19	USD	2,180	(34,226)	32,726

Quest Diagnostics, Inc.	GSG	Buy	1.000	6/20/19	USD	2,180	(22,927)	24,757

Union Pacific Corp.	GSG	Sell	1.000	6/20/19	USD	2,180	(88,951)	91,425

UnitedHealth Group, Inc.	BAC	Buy	1.000	6/20/19	USD	2,180	60,134	(63,715)

Wal-Mart Stores, Inc.	DEU	Sell	1.000	6/20/19	USD	2,180	(90,044)	90,729

Weatherford International Ltd.	CITNA-B	Sell	1.000	6/20/19	USD	2,180	(16,678)	17,105

Xerox Corp.	DEU	Sell	1.000	6/20/19	USD	2,180	(8,189)	11,002

Total Over-the-Counter Credit Default Swaps							$(582,100)	$611,634

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

22      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range**

Investment Grade Single Name Corporate Debt	$21,520,000	$-	BBB- to AA

* The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Centrally Cleared Interest Rate Swaps at May 30, 2014
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Value

BAC	Receive	Six-Month CHF BBA LIBOR	1.180%	5/8/24	CHF 5,745	$(87,120)

BAC	Pay	Six-Month GBP BBA LIBOR	2.740	5/6/24	GBP 3,870	66,521

BAC	Pay	Three-Month USD BBA LIBOR	2.734	5/6/24	USD 6,540	107,975

BAC	Receive	Six-Month JPY BBA LIBOR	0.785	5/6/24	JPY 669,000	(42,199)

Total Centrally Cleared Interest Rate Swaps						$45,177

Over-the-Counter Total Return Swaps at May 30, 2014
Reference Asset	Counterparty	Pay/Receive Total Return*	Floating Rate	Maturity Date	Notional Amount (000’s)	Value

CGAUOPAU Custom Basket	CITNA-B	Receive	One-Month AUD BBR BBSW plus 50 basis points	3/11/15	AUD 4,353	$25,424

CGCNOCAD Custom Basket	CITNA-B	Receive	One-Month CAD BA CDOR plus 30 basis points	4/8/15	CAD 4,755	(84,959)

DBOPSPLG Custom Basket	DEU	Receive	One-Month USD BBA LIBOR plus 30 basis points	2/6/15	USD 6,540	198,297

DBOPSPST Custom Basket	DEU	Pay	One-Month USD BBA LIBOR minus 30 basis points	2/6/15	USD 6,531	(70,132)

FTM4 Index	GSG	Receive	No Floating Rate	6/26/14	USD 3,659	102,282

GSEHOPHK Custom Basket	GSG	Receive	One-Month HKD HIBOR HKAB plus 40 basis points	5/12/15	HKD 33,991	81,130

GSOPSPS3 Custom Basket	GSG	Receive	One-Month USD BBA LIBOR minus 35 basis points	4/20/15	USD 15,629	280,892

23      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS (Continued)

Over-the-Counter Total Return Swaps (Continued)
Reference Asset	Counterparty	Pay/Receive Total Return*	Floating Rate	Maturity Date	Notional Amount (000’s)	Value
HIM4 Index	GSG	Pay	No Floating Rate	7/9/14	HKD 26,216	$(16,869)

MLTROPF5 Custom Basket	BOA	Receive	One-Month EUR EURIBOR plus 29 basis points	4/21/15	EUR 1,023	34,167

MLTROPFR Custom Basket	BOA	Receive	One-Month EUR EURIBOR plus 29 basis points	4/10/15	EUR 6,895	235,157

MLTROPU5 Custom Basket	BOA	Receive	One-Month GBP BBA LIBOR plus 34 basis points	4/21/15	GBP 903	15,152

MLTROPUK Custom Basket	BOA	Receive	One-Month GBP BBA LIBOR plus 34 basis points	4/10/15	GBP 5,767	86,793

OEX Index	GSG	Pay	One-Month USD BBA LIBOR plus 5 basis points	1/20/15	USD 9,845	(145,126)

OEX Index	GSG	Pay	One-Month USD BBA LIBOR plus 5 basis points	1/8/15	USD 890	(19,962)

OEX Index	GSG	Pay	One-Month USD BBA LIBOR plus 5 basis points	1/8/15	USD 1,218	(30,557)

OEX Index	GSG	Pay	One-Month USD BBA LIBOR plus 5 basis points	4/20/15	USD 2,301	(42,029)

OEX Index	GSG	Pay	One-Month USD BBA LIBOR plus 5 basis points	1/8/15	USD 338	(6,947)

OEX Index	GSG	Pay	One-Month USD BBA LIBOR minus 5 basis points	4/8/15	USD 1,199	(27,787)

TBM4 Index	GSG	Pay	No Floating Rate	6/26/14	USD 4,400	(167,063)

Total Over-the-Counter Total Return Swaps						$447,863

* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the Fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the Fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.

Over-the-Counter Volatility Swaps at May 30, 2014
Reference Asset	Counterparty	Pay/Receive Volatility*	Strike Price	Maturity Date	Notional Amount (000’s)		Value

AUD/CAD spot exchange rate	JPM	Pay	6.100	6/16/14	AUD	3,200	$2,710

AUD/CAD spot exchange rate	JPM	Pay	5.850	6/20/14	AUD	3,200	923

AUD/CAD spot exchange rate	MOS-A	Pay	6.000	6/16/14	AUD	3,200	1,727

AUD/CAD spot exchange rate	JPM	Pay	5.900	6/16/14	AUD	3,200	1,787

CAD/CHF spot exchange rate	BOA	Pay	6.850	7/3/14	CAD	3,200	443

EUR/JPY spot exchange rate	JPM	Pay	7.175	6/23/14	EUR	2,200	1,499

24      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Over-the-Counter Volatility Swaps (Continued)
Reference Asset	Counterparty	Pay/Receive Volatility*	Strike Price	Maturity Date	Notional Amount (000’s)		Value

EUR/JPY spot exchange rate	JPM	Pay	6.600	6/13/14	EUR	2,200	$3,899

EUR/JPY spot exchange rate	JPM	Pay	6.800	6/27/14	EUR	2,200	1,230

EUR/JPY spot exchange rate	BOA	Pay	7.050	6/23/14	EUR	2,200	570

EUR/NZD spot exchange rate	MOS-A	Pay	7.400	7/7/14	EUR	2,200	(810)

GBP/AUD spot exchange rate	DEU	Pay	7.300	6/10/14	GBP	1,800	0

GBP/AUD spot exchange rate	JPM	Pay	6.960	6/10/14	GBP	1,800	(573)

GBP/AUD spot exchange rate	JPM	Pay	6.700	6/12/14	GBP	1,800	(1,147)

iShares MSCI Emerging Markets	GSG	Receive	538.240	7/10/14	USD	44	(13,279)

iShares MSCI Emerging Markets	GSG	Receive	540.563	7/9/14	USD	44	(13,720)

iShares MSCI Emerging Markets	GSG	Receive	541.958	7/7/14	USD	365	(108,018)

iShares MSCI Emerging Markets	GSG	Pay	516.653	7/10/14	USD	44	13,192

iShares MSCI Emerging Markets	GSG	Receive	551.780	7/10/14	USD	362	(115,239)

iShares MSCI Emerging Markets	GSG	Pay	499.076	7/9/14	USD	380	109,584

iShares MSCI Emerging Markets	GSG	Receive	555.545	7/11/14	USD	325	(103,691)

iShares MSCI Emerging Markets	GSG	Pay	533.148	7/10/14	USD	368	113,039

iShares MSCI Emerging Markets	GSG	Receive	521.666	7/8/14	USD	372	(101,366)

iShares MSCI Emerging Markets	GSG	Pay	523.494	7/7/14	USD	371	118,716

iShares MSCI Emerging Markets	GSG	Receive	517.108	7/9/14	USD	374	(98,676)

iShares MSCI Emerging Markets	GSG	Pay	503.554	7/8/14	USD	378	110,860

iShares MSCI Emerging Markets	GSG	Receive	624.398	7/8/14	USD	40	(15,935)

iShares MSCI Emerging Markets	GSG	Pay	597.396	7/8/14	USD	41	16,822

iShares MSCI Emerging Markets	GSG	Pay	493.284	7/10/14	USD	45	10,377

iShares MSCI Emerging Markets	GSG	Receive	549.434	7/10/14	USD	43	(13,563)

iShares MSCI Emerging Markets	GSG	Pay	518.928	7/9/14	USD	44	13,731

iShares MSCI Emerging Markets	GSG	Pay	528.540	7/11/14	USD	333	114,112

iShares MSCI Emerging Markets	GSG	Receive	631.517	7/7/14	USD	40	(16,180)

iShares MSCI Emerging Markets	GSG	Pay	604.176	7/7/14	USD	41	17,613

NZD/CHF spot exchange rate	MOS-A	Pay	8.200	6/23/14	NZD	3,500	2,734

NZD/CHF spot exchange rate	JPM	Pay	8.200	6/20/14	NZD	3,500	3,210

USD/NOK spot exchange rate	MOS-A	Pay	7.050	7/2/14	USD	3,000	1,620

USD/NOK spot exchange rate	JPM	Pay	6.870	6/30/14	USD	3,000	930

USD/SEK spot exchange rate	MOS-A	Pay	7.400	6/27/14	USD	3,000	(810)

Total Over-the-Counter Volatility Swaps							$58,321

25      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS (Continued)

Over-the-Counter Volatility Swaps (Continued)

* Fund will pay or receive the volatility of the reference asset depending on whether the realized volatility of the reference asset exceeds or is less than the strike price. For contracts where the Fund has elected to receive the volatility of the reference asset, it will receive a net payment of the difference between the realized volatility and the strike price multiplied by the notional amount if the realized volatility exceeds the strike price; the Fund will make a net payment of the absolute value of the difference of the realized volatility and the strike price multiplied by the notional amount if the realized volatility is less than the strike price. For contracts where the Fund has elected to pay the volatility of the reference asset, it will make a net payment of the difference between the realized volatility and the strike price multiplied by the notional amount if the realized volatility exceeds the strike price; the Fund will receive a net payment of the absolute value of the difference of the realized volatility and the strike price multiplied by the notional amount if the realized volatility is less than the strike price.

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCO-OT	Goldman Sachs Bank USA
GSG	Goldman Sachs Group, Inc. (The)
JPM	JPMorgan Chase Bank NA
MOS-A	Morgan Stanley
MSCO	Morgan Stanley Capital Services, Inc.
RBS	Royal Bank of Scotland plc (The)

Currency abbreviations indicate amounts reporting in currencies
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen
NOK	Norwegian Knone
NZD	New Zealand Dollar
RUB	Russian Ruble
SEK	Swedish Krona
TRY	New Turkish Lira
ZAR	South African Rand

Definitions
BA CDOR	Canada Bankers Acceptances Deposit Offering Rate
BBA LIBOR	British Bankers’ Association London—Interbank Offered Rate
BBR BBSW	Bank Bill Swap Reference Rate (Australian Financial Market)
CGAUOPAU	Custom Basket of Securities
CGCNOCAD	Custom Basket of Securities
DBOPSPLG	Custom Basket of Securities
DBOPSPST	Custom Basket of Securities
EURIBOR	Euro Interbank Offered Rate
GSEHOPHK	Custom Basket of Securities
GSOPSPS3	Custom Basket of Securities
HIBOR	Hong Kong Interbank Offered Rate

26      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Definitions (Continued)
HKAB	Hong Kong Association of Banks
MLTROPF5	Custom Basket of Securities
MLTROPFR	Custom Basket of Securities
MLTROPU5	Custom Basket of Securities
MLTROPUK	Custom Basket of Securities
MSCI	Morgan Stanley Capital International

Exchange Abbreviations
CBE	Chicago Board Options Exchange
CBT	Chicago Board of Trade
CME	Chicago Mercantile Exchanges
CMX	Commodity Exchange, Inc.
ICE	Intercontinental Exchange
LIF	London International Financial Futures and Options Exchange
LME	London Metal Exchange
MNP	NYSE EURONEXT Exchange
MON	Montreal Exchange
NYB	New York Board of Trade
NYM	New York Mercantile Exchange
SFE	Sydney Futures Exchange

See accompanying Notes to Consolidated Financial Statements.

27      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF

ASSETS AND LIABILITIES May 30, 20141

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $76,015,679)	$76,746,096
Affiliated companies (cost $4,273,819)	4,228,235

80,974,331

Cash	5,925,988

Cash used for collateral on futures	229,550

Cash used for collateral on centrally cleared swaps	366,491

Unrealized appreciation on foreign currency exchange contracts	344,860

Swaps, at value (net premiums paid $795,110)	2,568,450

Centrally cleared swaps, at value	174,496

Receivables and other assets:
Interest and dividends	702,275
Expense waivers/reimbursements due from manager	183,000
Variation margin receivable	148,880
Investments sold	39,094
Shares of beneficial interest sold	24,307
Other	12,498

Total assets	91,694,220

Liabilities
Bank overdraft-foreign	4,703

Unrealized depreciation on foreign currency exchange contracts	362,335

Swaps, at value (premiums received $213,010)	1,450,632

Centrally cleared swaps, at value	129,319

Payables and other liabilities:
Investments purchased	641,052
Interest expense	152,000
Variation margin payable	63,610
Shareholder communications	9,652
Shares of beneficial interest redeemed	9,615
Distribution and service plan fees	4,956
Trustees’ compensation	1,672
Transfer and shareholder servicing agent fees	41
Other	111,108

Total liabilities	2,940,695

Net Assets	$88,753,525

Composition of Net Assets
Par value of shares of beneficial interest	$3,280

Additional paid-in capital	87,671,545

Accumulated net investment income	3,662,698

Accumulated net realized loss on investments and foreign currency transactions	(3,420,209)

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	836,211

Net Assets	$88,753,525

28      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $21,493,712 and 798,108 shares of beneficial interest outstanding)	$26.93
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$28.57

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,892,701 and 71,312 shares of beneficial interest outstanding)	$26.54

Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $64,914,446 and 2,393,204 shares of beneficial interest outstanding)	$27.12

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $452,666 and 16,880 shares of beneficial interest outstanding)	$26.82

1.	May 30, 2014 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Consolidated Notes.

See accompanying Notes to Consolidated Financial Statements.

29      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF OPERATIONS For the Year Ended May 30, 2014[1]

Allocation of Income and Expenses from Master Fund[2]
Net investment income allocated from Oppenheimer Master Loan Fund, LLC:
Interest	$281,167
Dividends	17,102
Expenses	(17,551)
Net investment income allocated from Oppenheimer Master Loan Fund, LLC	280,718
Investment Income
Interest	2,008,483
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $1,577)	134,123
Affiliated companies	12,657
Other income	96
Total investment income	2,155,359
Expenses
Management fees	631,882
Distribution and service plan fees:
Class A	6,234
Class C	14,593
Transfer and shareholder servicing agent fees:
Class A	32,423
Class C	3,670
Class I	14,701
Class Y	819
Shareholder communications:
Class A	19,016
Class C	12,398
Class I	427
Class Y	1,671
Interest expense	152,000
Legal, auditing and other professional fees	60,987
Custodian fees and expenses	51,037
Tax expense	31,000
Trustees’ compensation	13,597
Other	30,787
Total expenses	1,077,242
Less waivers and reimbursements of expenses	(253,204)
Net expenses	824,038
Net Investment Income	1,612,039

30      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from:
Unaffiliated companies (including premiums on options exercised)	$(1,696,031)
Closing and expiration of option contracts written	374,666
Closing and expiration of futures contracts	2,352,807
Foreign currency transactions	4,782,871
Short positions	17,845
Swap contracts	(4,612,985)
Net realized gain allocated from:
Oppenheimer Master Loan Fund, LLC	2,598
Net realized gain	1,221,771
Net change in unrealized appreciation/depreciation on:
Investments	846,597
Translation of assets and liabilities denominated in foreign currencies	245,257
Futures contracts	(856,868)
Option contracts written	79,169
Short positions	(20,147)
Swap contracts	842,198
Net change in unrealized appreciation/depreciation allocated from:
Oppenheimer Master Loan Fund, LLC	(78,406)
Net change in unrealized appreciation/depreciation	1,057,800
Net Increase in Net Assets Resulting from Operations	$3,891,610

1.	May 30, 2014 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Consolidated Notes.
2.	The Fund invests in a certain affiliated mutual fund that expects to be treated as a partnership for tax purposes. See Note 1 of the accompanying Consolidated Notes.

See accompanying Notes to Consolidated Financial Statements.

31      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENTS OF

CHANGES IN NET ASSETS

	Year Ended May 30, 2014[1]	Year Ended May 31, 2013

Operations
Net investment income	$1,612,039	$1,425,103

Net realized gain	1,221,771	51,723

Net change in unrealized appreciation/depreciation	1,057,800	210,789

Net increase in net assets resulting from operations	3,891,610	1,687,615

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(102,416)	(656,398)
Class C	(7,754)	(7,946)
Class I	(237,302)	(363)
Class Y	(2,251)	(615)

	(349,723)	(665,322)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	1,523,703	1,664,130
Class C	1,175,462	603,221
Class I	17,227,941	45,794,846
Class Y	93,319	(728,331)

	20,020,425	47,333,866

Net Assets
Total increase	23,562,312	48,356,159

Beginning of period	65,191,213	16,835,054

End of period (including accumulated net investment income of $3,662,698 and $145,660, respectively)	$88,753,525	$65,191,213

1. May 30, 2014 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Consolidated Notes.

See accompanying Notes to Consolidated Financial Statements.

32      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

Class A	Year Ended May 30, 2014[1]	Year Ended May 31, 2013	Year Ended May 31, 2012	Year Ended May 31, 2011	Year Ended May 28, 2010[1]

Per Share Operating Data
Net asset value, beginning of period	$25.74	$24.84	$28.68	$26.04	$26.75

Income (loss) from investment operations:
Net investment income[2]	0.55	1.12	1.28	1.93	0.30
Net realized and unrealized gain (loss)	0.77	0.72	(4.04)	0.71	(0.63)

Total from investment operations	1.32	1.84	(2.76)	2.64	(0.33)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.13)	(0.94)	(1.08)	0.00	(0.36)
Distributions from net realized gain	0.00	0.00	0.00	0.00	(0.02)

Total dividends and/or distributions to shareholders	(0.13)	(0.94)	(1.08)	0.00	(0.38)

Net asset value, end of period	$26.93	$25.74	$24.84	$28.68	$26.04

Total Return, at Net Asset Value[3]	5.16%	7.52%	(9.66)%	10.14%	(1.25)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$21,494	$19,034	$16,777	$19,212	$17,446

Average net assets (in thousands)	$19,776	$17,966	$17,468	$18,525	$17,695

Ratios to average net assets:[4]
Net investment income	2.11%[5]	4.34%[5]	4.89%[5]	6.96%[5]	1.15%
Total expenses[6]	1.66%[5]	1.68%[5]	1.96%[5]	1.72%[5]	1.45%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.32%[5]	1.32%[5]	1.47%[5]	1.68%[5]	1.40%

Portfolio turnover rate	59%[7]	58%[7]	253%[7]	243%	409%

1. May 30, 2014 and May 28, 2010 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Consolidated Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended May 30, 2014	1.68%
Year Ended May 31, 2013	1.71%
Year Ended May 31, 2012	1.97%
Year Ended May 31, 2011	1.76%
Year Ended May 28, 2010	1.50%

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended May 30, 2014	$ —	$1,631,535
Year Ended May 31, 2013	$5,841,421	$4,110,486
Year Ended May 31, 2012	$2,523,236	$2,525,531

See accompanying Notes to Consolidated Financial Statements.

33      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class C	Year Ended May 30, 2014[1]	Year Ended May 31, 2013	Period Ended May 31, 2012[2]

Per Share Operating Data
Net asset value, beginning of period	$25.56	$24.77	$24.82

Income (loss) from investment operations:
Net investment income[3]	0.34	0.75	0.35
Net realized and unrealized gain (loss)	0.77	0.86	(0.40)

Total from investment operations	1.11	1.61	(0.05)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.13)	(0.82)	0.00
Distributions from net realized gain	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(0.13)	(0.82)	0.00

Net asset value, end of period	$26.54	$25.56	$24.77

Total Return, at Net Asset Value[4]	4.38%	6.59%	(0.24)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,893	$637	$38

Average net assets (in thousands)	$1,460	$252	$25

Ratios to average net assets:[5,6]
Net investment income	1.34%	2.95%	4.20%
Total expenses[7]	3.51%	6.58%	10.44%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.21%	2.22%	2.23%

Portfolio turnover rate[8]	59%	58%	253%

1. May 30, 2014 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Consolidated Notes.

2. For the period from January 27, 2012 (inception of offering) to May 31, 2012.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

7. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended May 30, 2014	3.53%
Year Ended May 31, 2013	6.61%
Period Ended May 31, 2012	10.45%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended May 30, 2014	$ —	$1,631,535
Year Ended May 31, 2013	$5,841,421	$4,110,486
Period Ended May 31, 2012	$2,523,236	$2,525,531

See accompanying Notes to Consolidated Financial Statements.

34      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Class I	Year Ended May 30, 2014[1]	Year Ended May 31, 2013	Period Ended May 31, 2012[2]

Per Share Operating Data
Net asset value, beginning of period	$25.86	$24.86	$24.82

Income (loss) from investment operations:
Net investment income[3]	0.62	0.71	0.43
Net realized and unrealized gain (loss)	0.77	1.19	(0.39)

Total from investment operations	1.39	1.90	0.04

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.13)	(0.90)	0.00
Distributions from net realized gain	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(0.13)	(0.90)	0.00

Net asset value, end of period	$27.12	$25.86	$24.86

Total Return, at Net Asset Value[4]	5.45%	7.81%	0.08%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$64,914	$45,183	$10

Average net assets (in thousands)	$48,915	$1,638	$10

Ratios to average net assets:[5,6]
Net investment income	2.38%	3.34%	5.15%
Total expenses[7]	1.45%	1.18%	2.30%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.11%	1.13%	1.16%

Portfolio turnover rate[8]	59%	58%	253%

1. May 30, 2014 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Consolidated Notes.

2. For the period from January 27, 2012 (inception of offering) to May 31, 2012.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

7. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended May 30, 2014	1.47%
Year Ended May 31, 2013	1.21%
Period Ended May 31, 2012	2.31%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended May 30, 2014	$ —	$1,631,535
Year Ended May 31, 2013	$5,841,421	$4,110,486
Period Ended May 31, 2012	$2,523,236	$2,525,531

See accompanying Notes to Consolidated Financial Statements.

35      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class Y	Year Ended May 30, 2014[1]	Year Ended May 31, 2013	Period Ended May 31, 2012[2]

Per Share Operating Data
Net asset value, beginning of period	$25.61	$24.85	$24.82

Income (loss) from investment operations:
Net investment income[3]	0.58	0.93	0.42
Net realized and unrealized gain (loss)	0.76	0.85	(0.39)

Total from investment operations	1.34	1.78	0.03

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.13)	(1.02)	0.00
Distributions from net realized gain	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(0.13)	(1.02)	0.00

Net asset value, end of period	$26.82	$25.61	$24.85

Total Return, at Net Asset Value[4]	5.27%	(7.33)%	0.04%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$453	$337	$10

Average net assets (in thousands)	$418	$16,385	$10

Ratios to average net assets:[5,6]
Net investment income	2.23%	3.56%	4.99%
Total expenses[7]	1.96%	1.31%	2.26%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.24%	1.21%	1.31%

Portfolio turnover rate[8]	59%	58%	253%

1. May 30, 2014 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Consolidated Notes.

2. For the period from January 27, 2012 (inception of offering) to May 31, 2012.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

7. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended May 30, 2014	1.98%
Year Ended May 31, 2013	1.34%
Period Ended May 31, 2012	2.28%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended May 30, 2014	$ —	$1,631,535
Year Ended May 31, 2013	$5,841,421	$4,110,486
Period Ended May 31, 2012	$2,523,236	$2,525,531

See accompanying Notes to Consolidated Financial Statements.

36      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS May 30, 2014

1. Significant Accounting Policies

Oppenheimer Global Multi Strategies Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. As of May 30, 2014, approximately 93% of the Fund’s total shares outstanding were owned by the Manager and its affiliates.

The Fund offers Class A, Class C, Class I and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A and C shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees.

The following is a summary of significant accounting policies consistently followed by the Fund.

Fiscal Year End. The last day of the Fund’s fiscal year was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Event-Linked Bonds. The Fund may invest in “event-linked” bonds. Event-linked bonds, which are sometimes referred to as “catastrophe” bonds, are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific trigger event, such as a hurricane, earthquake, or other occurrence that leads to physical or economic loss. If the trigger event occurs prior to maturity, the Fund may lose all or a portion of its principal in addition to interest otherwise due from the security. Event-linked bonds may expose the Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences. The Fund records the net change in market value of event-linked bonds on the Consolidated Statement of Operations as a change in unrealized appreciation or depreciation on investments. The Fund records a realized gain or loss on the Consolidated Statement of Operations upon the sale or maturity of such securities.

Securities Sold Short. The Fund may short sell when-issued securities for future settlement. The value of the open short position is recorded as a liability, and the Fund records an

37      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

1. Significant Accounting Policies (Continued)

unrealized gain or loss for the change in value of the open short position. The Fund records a realized gain or loss when the short position is closed out.

As of May 30, 2014, the Fund had no outstanding securities sold short.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Global Multi Strategies Fund (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. Investments in the Subsidiary are expected to provide the Fund with exposure to commodities markets within the limitations of the federal tax requirements that apply to the Fund. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At May 30, 2014, the Fund owned 10,000 shares with a market value of $4,677,430.

Other financial information at May 30, 2014:

Total market value	$—
Net assets	$4,677,430
Net income (loss)	$(66,839)
Net realized gain (loss)	$(112,284)
Net change in unrealized appreciation/depreciation	$151,690

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Consolidated Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Investment in Oppenheimer Master Fund. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan

38      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

1. Significant Accounting Policies (Continued)

Fund, LLC (the “Master Fund”). The Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in the Master Fund, the Fund will have greater exposure to the risks of the Master Fund.

The investment objective of the Master Fund is to seek income. The Fund’s investment in the Master Fund is included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investment in the master fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Fund. As a shareholder, the Fund is subject to its proportional share of the Master Fund’s expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Fund.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Consolidated Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not

39      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

1. Significant Accounting Policies (Continued)

offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

Subchapter M requires, among other things, that at least 90% of the Fund’s gross income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). Income from commodity-linked derivatives may not be treated as “qualifying income” for purposes of the 90% gross income requirement. The Internal Revenue Service (IRS) has previously issued a number of private letter rulings which conclude that income derived from commodity index-linked notes and investments in a wholly-owned subsidiary will be “qualifying income.” As a result, the Fund will gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The IRS has suspended the granting of private letter rulings pending further review. As a result, there can be no assurance that the IRS will not change its position with respect to commodity-linked notes and wholly-owned subsidiaries. In addition, future legislation and guidance from Treasury and the IRS may adversely affect the fund’s ability to gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The Fund is required to include in income for federal income tax purposes all of the subsidiary’s net income and gains whether or not such income is distributed by the subsidiary. Net income and gains from the subsidiary are generally treated as ordinary income by the Fund, regardless of the character of the subsidiary’s underlying income. Net losses from the subsidiary do not pass through to the Fund for federal income tax purposes.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$2,158,672	$—	$3,493,872	$1,102,861

1. As of May 30, 2014, the Fund had $3,493,417 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring
2018	$1,188,645
No expiration	2,304,772

Total	$3,493,417

40      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

1. Significant Accounting Policies (Continued)

Of these losses, $1,124,840 are subject to Sec. 382 loss limitation rules resulting from an ownership change. These limitations will be available as of 5/31/15.

2. The Fund had $455 of straddle losses which were deferred.

3. During the fiscal year ended May 30, 2014, the Fund utilized $696,983 of capital loss carryforward to offset capital gains realized in that fiscal year.

4. During the fiscal year ended May 31, 2013, the Fund utilized $141,995 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for May 30, 2014. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Increase to Accumulated Net Investment Income	Increase to Accumulated Net Realized Loss on Investments
$58,156	$2,254,722	$2,312,878

The tax character of distributions paid during the years ended May 31, 2014 and May 31, 2013 was as follows:

	Year Ended May 31, 2014	Year Ended May 31, 2013
Distributions paid from:
Ordinary income	$349,723	$665,322

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of May 30, 2014 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$80,282,319
Federal tax cost of other investments	322,629

Total federal tax cost	$80,604,948

Gross unrealized appreciation	$3,295,679
Gross unrealized depreciation	(2,192,818)

Net unrealized appreciation	$1,102,861

41      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

1. Significant Accounting Policies (Continued)

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Consolidated Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Consolidated Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure

42      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

1. Significant Accounting Policies (Continued)

under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies

43      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

2. Securities Valuation (Continued)

(listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

44      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

2. Securities Valuation (Continued)

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

45      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

2. Securities Valuation (Continued)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Consolidated Statement of Assets and Liabilities as of May 30, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks	$4,576,572	$—	$—	$4,576,572
Mortgage-Backed Obligations	—	645,729	—	645,729
Non-Convertible Corporate Bonds and Notes	—	26,651,194	—	26,651,194
Event-Linked Bonds	—	14,431,567	—	14,431,567
Investment Companies	4,209,058	4,228,235	—	8,437,293
Short-Term Notes	—	26,231,976	—	26,231,976

Total Investments, at Value	8,785,630	72,188,701	—	80,974,331
Other Financial Instruments:
Swaps, at value	—	2,568,450	—	2,568,450
Variation margin receivable	148,880	—	—	148,880
Centrally cleared swaps, at value	—	174,496	—	174,496
Foreign currency exchange contracts	—	344,860	—	344,860

Total Assets	$8,934,510	$75,276,507	$—	$84,211,017

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(1,450,632)	$—	$(1,450,632)
Variation margin payable	(63,610)	—	—	(63,610)
Centrally cleared swaps, at value	—	(129,319)	—	(129,319)
Foreign currency exchange contracts	—	(362,335)	—	(362,335)

Total Liabilities	$(63,610)	$(1,942,286)	$—	$(2,005,896)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

46      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

3. Shares of Beneficial Interest (Continued)

	Year Ended May 30, 2014		Year Ended May 31, 2013
	Shares	Amount	Shares	Amount
Class A
Sold	103,544	$2,679,405	73,156	$1,897,202
Dividends and/or distributions reinvested	499	12,866	1,113	28,060
Redeemed	(45,430)	(1,168,568)	(10,084)	(261,132)

Net increase	58,613	$1,523,703	64,185	$1,664,130

Class C
Sold	68,688	$1,743,305	24,310	$627,881
Dividends and/or distributions reinvested	301	7,683	303	7,617
Redeemed	(22,597)	(575,526)	(1,246)	(32,277)

Net increase	46,392	$1,175,462	23,367	$603,221

Class I
Sold	833,210	$22,089,326	1,752,780	$45,944,775
Dividends and/or distributions reinvested	9,139	237,255	—	—
Redeemed	(196,570)	(5,098,640)	(5,758)	(149,929)

Net increase	645,779	$17,227,941	1,747,022	$45,794,846

Class Y
Sold	6,215	$158,843	1,782,576	$45,381,075
Dividends and/or distributions reinvested	85	2,187	8	203
Redeemed	(2,581)	(67,711)	(1,769,826)	(46,109,609)

Net increase (decrease)	3,719	$93,319	12,758	$(728,331)

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended May 30, 2014 were as follows:

	Purchases	Sales
Investment securities	$36,862,960	$25,642,015
To Be Announced (TBA) mortgage-related securities	—	1,631,535

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $500 million	0.85%
Next $500 million	0.82
Next $4 billion	0.80
Over $5 billion	0.75

47      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

5. Fees and Other Transactions with Affiliates (Continued)

The Manager also provides investment management related services to the Subsidiary. The Subsidiary pays the Manager a monthly management fee at an annual rate according to the above schedule. The Subsidiary also pays certain other expenses including custody and directors’ fees.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund and the Subsidiary, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred by the Fund with respect to these services are detailed in the Consolidated Statement of Operations.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Consolidated Statement of Operations.

Distribution and Service Plan for Class C. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of

48      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

5. Fees and Other Transactions with Affiliates (Continued)

those shares and servicing accounts. Under the Plan, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares daily net assets. The Distributor also receives a service fee of 0.25% per year under the plan. If the Class C plan is terminated by the Fund or by the shareholders, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plan are detailed in the Consolidated Statement of Operations. The Distributor determines its uncompensated expenses under the Plan at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plan at March 31, 2014 were as follows:

Class C	$7,769

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
May 30, 2014	$7,745	$250	$545

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary and may not be terminated unless approved by the Fund’s Board of Trustees. During the year ended May 30, 2014, this waiver reduced the Fund’s management fee by $30,980.

The Manager has contractually agreed to waive fees and/or reimburse expenses to limit the Fund’s “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, extraordinary expenses and certain other Fund expenses) so that, as percentages of average daily net assets, those expenses will not exceed the annual rate of 1.25% for Class A shares, 2.08% for Class C shares, 1.00% for Class I shares and 1.15% for Class Y shares. During the year ended May 30, 2014, the Manager waived fees and/or reimbursed the Fund $13,980 and $1,609 for Class C and Class Y, respectively.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF and the Master

49      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

5. Fees and Other Transactions with Affiliates (Continued)

Fund. During the year ended May 30, 2014, the Manager waived fees and/or reimbursed the Fund $23,603 for IMMF management fees.

During the year ended May 30, 2014, the Manager voluntarily reimbursed the Fund $183,000 for certain transactions.

The Transfer Agent has contractually agreed to limit transfer and shareholder servicing agent fees for Classes C and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

During the year ended May 30, 2014, the Transfer Agent waived transfer and shareholder servicing agent fees as follows:

Class C	$32

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar

50      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

6. Risk Exposures and the Use of Derivative Instruments (Continued)

appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities as a receivable (or payable) and in the Consolidated Statement of Operations within the change in unrealized appreciation (depreciation). At

51      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the year ended May 30, 2014, the Fund had daily average contract amounts on forward contracts to buy and sell of $32,842,856 and $30,260,905, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark

52      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

6. Risk Exposures and the Use of Derivative Instruments (Continued)

to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations. Realized gains (losses) are reported in the Consolidated Statement of Operations at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

The Fund has purchased futures contracts on various equity indexes to increase exposure to equity risk.

The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.

The Fund has purchased futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to increase exposure to volatility risk.

The Fund has sold futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to decrease exposure to volatility risk.

The Fund has purchased futures contracts, which have values that are linked to the price movement of the related commodities, in order to increase exposure to commodity risk.

The Fund has sold futures contracts, which have values that are linked to the price movement of the related commodities, in order to decrease exposure to commodity risk.

During the year ended May 30, 2014, the Fund had an ending monthly average market value of $21,549,198 and $22,514,020 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations.

53      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

The Fund has purchased put options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the year ended May 30, 2014, the Fund had an ending monthly average market value of $52,123 on purchased put options.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written put options on individual equity securities and/or equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the year ended May 30, 2014, the Fund had an ending monthly average market value of $784,508 and $208,791 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the year ended May 30, 2014 was as follows:

	Call Options		Put Options
	Number of Contracts	Amount of Premiums	Number of Contracts	Amount of Premiums
Options outstanding as of May 31, 2013	445,560,080	$694,572	445,560,360	$2,465,804
Options written	3,204,680,676	6,397,069	3,204,680,338	675,827
Options closed or expired	(2,119,750,338)	(372,583)	(1,532,620,698)	(2,818,434)
Options exercised	(1,530,490,418)	(6,719,058)	(2,117,620,000)	(323,197)

Options outstanding as of May 30, 2014	—	$—	—	$—

54      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

6. Risk Exposures and the Use of Derivative Instruments (Continued)

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its

55      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual issuers and/or indexes of issuers.

The Fund has purchased credit protection through credit default swaps to take an outright negative investment perspective on the credit risk of an individual issuer or basket or index of issuers as opposed to decreasing its credit risk exposure related to debt securities of such issuer(s) held by the Fund.

For the year ended May 30, 2014, the Fund had ending monthly average notional amounts of $12,022,308 and $11,240,769 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the year ended May 30, 2014, the Fund had ending monthly average notional amounts of $8,204,575 and $8,213,595 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of

56      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

6. Risk Exposures and the Use of Derivative Instruments (Continued)

securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund has entered into total return swaps on various equity securities or indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

The Fund has entered into total return swaps on various equity securities or indexes to decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay an amount equal to the positive price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities. The Fund will receive payments of a floating reference interest rate and an amount equal to the negative price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract.

For the year ended May 30, 2014, the Fund had ending monthly average notional amounts of $35,268,901 and $18,434,656 on total return swaps which are long the reference asset and total return swaps which are short the reference asset, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Volatility Swap Contracts. A volatility swap is an agreement between counterparties to exchange periodic payments based on the measured volatility of a reference security, index, currency or other reference investment over a specified time frame. One cash flow is typically based on the realized volatility of the reference investment as measured by changes in its price or level over the specified time period while the other cash flow is based on a specified rate representing expected volatility for the reference investment at the time the swap is executed, or the measured volatility of a different reference investment over the specified time period. The appreciation or depreciation on a volatility swap will typically depend on the magnitude of the reference investment’s volatility, or size of the movements in its price, over the specified time period, rather than general directional increases or decreases in its price.

Volatility swaps are less standard in structure than other types of swaps and provide pure, or isolated, exposure to volatility risk of the specific underlying reference investment. Volatility swaps are typically used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of investments held by the Fund.

Variance swaps are a type of volatility swap where counterparties agree to exchange periodic payments based on the measured variance (or the volatility squared) of a reference

57      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

security, index, or other reference investment over a specified time period. At payment date, a net cash flow will be exchanged based on the difference between the realized variance of the reference investment over the specified time period and the specified rate representing expected variance for the reference investment at the time the swap is executed multiplied by the notional amount of the contract.

The Fund has entered into volatility swaps to increase exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to pay the measured volatility and receive a fixed rate payment. If the measured volatility of the related reference investment increases over the period, the swaps will depreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will appreciate in value.

The Fund has entered into volatility swaps to decrease exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to pay a fixed rate payment and receive the measured volatility. If the measured volatility of the related reference investment increases over the period, the swaps will appreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will depreciate in value.

The Fund has entered into variance swaps to increase exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to make a payment if the measured price variance of the reference investment exceeds the specified fixed rate. If the measured variance of the related reference investment increases over the period, the swaps will depreciate in value. Conversely, if the measured variance of the related reference investment decreases over the period, the swaps will appreciate in value.

The Fund has entered into variance swaps to decrease exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to make a payment if the measured price variance of the reference asset is less than the specified fixed rate. If the measured variance of the related reference investment increases over the period, the swaps will appreciate in value. Conversely, if the measured variance of the related reference investment decreases over the period, the swaps will depreciate in value.

For the year ended May 30, 2014, the Fund had ending monthly average notional amounts of $44,958 and $35,122 on volatility swaps which pay measured volatility/variance and volatility swaps which receive measured volatility/variance, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the

58      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

6. Risk Exposures and the Use of Derivative Instruments (Continued)

counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

As of May 30, 2014, the Fund has required certain counterparties to post collateral of $1,048,522.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the

59      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral pledged by the Fund at May 30, 2014.

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amount of Assets in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount
Bank of America NA	$388,683	$(29,174)	$(344,930)	$—	$14,579
Barclays Bank plc	16,223	(16,223)	—	—	—
BNP Paribas	61,807	(61,807)	—	—	—
Citibank NA	204,408	(158,494)	—	—	45,914
Deutsche Bank AG	425,186	(129,039)	—	(296,147)	—
Goldman Sachs Bank USA	2,897	(2,897)	—	—	—
Goldman Sachs Group, Inc. (The)	1,493,139	(1,096,901)	(367,411)	—	28,827
JPMorgan Chase Bank NA	130,979	(57,179)	—	—	73,800
Morgan Stanley	6,081	(1,620)	—	—	4,461

60      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

6. Risk Exposures and the Use of Derivative Instruments (Continued)

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities (Continued)
Counterparty	Gross Amount of Assets in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount
Morgan Stanley Capital Services, Inc.	$86,675	$(9,039)	$—	$—	$77,636
Royal Bank of Scotland plc (The)	97,232	(4,204)	—	—	93,028

	$2,913,310	$(1,566,577)	$(712,341)	$(296,147)	$338,245

* OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures are excluded from these reported amounts.

** Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at May 30, 2014:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amount of Liabilities in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount
Bank of America NA	$(29,174)	$29,174	$—	$—	$—
Barclays Bank plc	(245,248)	16,223	—	—	(229,025)
BNP Paribas	(64,855)	61,807	—	—	(3,048)
Citibank NA	(158,494)	158,494	—	—	—
Deutsche Bank AG	(129,039)	129,039	—	—	—
Goldman Sachs Bank USA	(17,214)	2,897	—	—	(14,317)
Goldman Sachs Group, Inc. (The)	(1,096,901)	1,096,901	—	—	—
JPMorgan Chase Bank NA	(57,179)	57,179	—	—	—
Morgan Stanley	(1,620)	1,620	—	—	—
Morgan Stanley Capital Services, Inc.	(9,039)	9,039	—	—	—
Royal Bank of Scotland plc (The)	(4,204)	4,204	—	—	—

	$(1,812,967)	$1,566,577	$—	$—	($246,390)

* OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures are excluded from these reported amounts.

** Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Consolidated Statements of Investments may exceed these amounts.

61      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

The following table presents the valuations of derivative instruments by risk exposure as reported within the Consolidated Statement of Assets and Liabilities as of May 30, 2014:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value		Consolidated Statement of Assets and Liabilities Location	Value
Credit contracts	Swaps, at value	$847,828		Swaps, at value	$236,194
Equity contracts	Swaps, at value	1,059,294		Swaps, at value	611,431
Volatility contracts	Swaps, at value	661,328		Swaps, at value	603,007
Interest rate contracts	Centrally cleared swaps, at value	174,496		Centrally cleared swaps, at value	129,319
Commodity contracts	Variation margin receivable	10,939	*	Variation margin payable	35,599	*
Equity contracts	Variation margin receivable	133,666	*	Variation margin payable	3,243	*
Interest rate contracts	Variation margin receivable	4,275	*	Variation margin payable	18,068	*
Volatility contracts	Variation margin receivable			Variation margin payable	6,700	*
Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	344,860		Unrealized depreciation on foreign currency exchange contracts	362,335

Total		$3,236,686			$2,005,896

* Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Consolidated Statement of Assets and Liabilities upon receipt or payment.

The effect of derivative instruments on the Consolidated Statement of Operations is as follows:

	Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments from unaffiliated companies (including premiums on options exercised)*	Closing and expiration of option contracts written	Closing and expiration of futures contracts	Foreign currency transactions	Swap Contracts	Total
Credit contracts	$—	$—	$—	$—	$277,779	$277,779
Commodity contracts	—	—	(112,284)	—	—	(112,284)
Equity contracts	(1,641,310)	(302,672)	2,040,612	—	1,818,484	1,915,114
Foreign exchange contracts	640,452	677,338	—	(1,397,065)	—	(79,275)
Interest rate contracts	—	—	497,769	—	(168,747)	329,022
Volatility contracts	—	—	(73,290)	—	(6,540,501)	(6,613,791)

Total	$(1,000,858)	$374,666	$2,352,807	$(1,397,065)	$(4,612,985)	$(4,283,435)

* Includes purchased option contracts, purchased swaption contracts, written option contracts and written swaption contracts exercised, if any.

62      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

6. Risk Exposures and the Use of Derivative Instruments (Continued)

	Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments*	Option contracts written	Futures contracts	Translation of assets and liabilities denominated in foreign currencies	Swap contracts	Total
Commodity contracts	$—	$—	$151,690	$—	$—	$151,690
Credit contracts	—	—	—	—	17,607	17,607
Equity contracts	122,886	71,372	(959,798)	—	638,627	(126,913)
Foreign exchange contracts	—	7,797	—	214,144	—	221,941
Interest rate contracts	—	—	(60,132)	—	165,187	105,055
Volatility contracts	—	—	11,372	—	20,777	32,149

Total	$122,886	$79,169	$(856,868)	$214,144	$842,198	$401,529

*Includes purchased option contracts and purchased swaption contracts, if any.

7. Restricted Securities

As of May 30, 2014, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

8. Pending Litigation

Since 2009, seven class action lawsuits have been pending in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On March 5, 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. The settlements are subject to a variety of contingencies, including approval by the court. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund.

63      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

8. Pending Litigation (Continued)

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

In May 2014, certain current and/or former participants in 529 plans managed by OFI Private Investments, Inc. (“OFIPI”), an affiliate of OFI, filed a lawsuit in New Mexico state court against OFI, OFIPI and the Distributor. Plaintiffs in this suit allege that they are assignees of indemnification claims The Education Trust Board of New Mexico, The Education Plan Trust of New Mexico, and the State of New Mexico (collectively, the “State”) have or may have against defendants for losses the State incurred in connection with a class action lawsuit plaintiffs previously brought against the State. On the basis of the alleged assignment of the State’s indemnification claims, plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

64      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Global Multi Strategies Fund:

We have audited the accompanying consolidated statement of assets and liabilities of Oppenheimer Global Multi Strategies Fund and subsidiary, including the consolidated statement of investments, as of May 30, 2014, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years or periods in the five-year period then ended. These consolidated financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 30, 2014, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Global Multi Strategies Fund and subsidiary as of May 30, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

July 21, 2014

65      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2014, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2013.

Dividends, if any, paid by the Fund during the fiscal year ended May 30, 2014 which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 0.44% to arrive at the amount eligible for the corporate dividend-received deduction.

A portion, if any, of the dividends paid by the Fund during the fiscal year ended May 30, 2014 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $9,298 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2014, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended May 30, 2014, the maximum amount allowable but not less than $1,866,694 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

66      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

PORTFOLIO PROXY VOTING POLICIES and PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

67      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

Brian F. Wruble, Chairman of the Board of Trustees (since 2007) and Trustee (since 2006) Year of Birth: 1943	Director of Community Foundation of the Florida Keys (non-profit) (since July 2012); Chairman Emeritus and Non-Voting Trustee of The Jackson Laboratory (non-profit) (since August 2011); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (since September 2004); Member of Zurich Insurance Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Chairman (August 2007-August 2011) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 52 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2007) Year of Birth: 1940	Director of THL Credit Inc. (since June 2009); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); formerly, Independent Chairman GSK Employee Benefit Trust (April 2006- June 2013); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 52 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

68      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Matthew P. Fink, Trustee (since 2006) Year of Birth: 1941	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2010). Oversees 52 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Director of Monster Worldwide, Inc. (on-line career services) (since January 2008, Lead Director since June 2011); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), NATO Supreme Allied Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. Oversees 52 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, including as an Advisory Board Member for certain Oppenheimer funds, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Mary F. Miller, Trustee (since 2006) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 52 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

69      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Joel W. Motley, Trustee (since 2006) Year of Birth: 1952	Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since December 2010); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Oversees 52 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2012) Year of Birth: 1958	Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March 2012); Advisory Board Director of The Agile Trading Group LLC (since March 2012); Advisory Council Member of 100 Women in Hedge Funds (non-profit) (since December 2012); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May 2012); Board Director of The Komera Project (non-profit) (since April 2012); New York Advisory Board Director of Peace First (non-profit) (since March 2010); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Oversees 52 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

Joseph M. Wikler, Trustee (since 2006) Year of Birth: 1941	Director of C-TASC (bio-statistics services) (2007-2012); formerly, Director of the following medical device companies: Medintec (1992-2011) and Cathco (1996-2011); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 52 portfolios in the OppenheimerFunds complex. Mr. Wikler has served on the Boards of certain

70      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Joseph M. Wikler, Continued	Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Peter I. Wold, Trustee (since 2006) Year of Birth: 1948

Director of Arch Coal, Inc. (since 2010); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (2004-2012); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 52 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Glavin is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as an officer and director of the Manager and a director of the Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company. Both as a Trustee and as an officer, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2009) Year of Birth: 1958	Director, Chairman and Chief Executive Officer of the Manager (since January 2013); President of the Manager (January 2013-May 2013); Chairman of the Sub-Adviser (December 2009-December 2012); Chief Executive Officer (January 2009-December 2012) and Director of the Sub-Adviser (since January 2009); President of the Sub-Adviser (May 2009-December 2012); Management Director (since June 2009), President (since December 2009) and Chief Executive Officer (since January 2011) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (since March 2010); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda)

71      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

TRUSTEES AND OFFICERS Unaudited / Continued

William F. Glavin, Jr., Trustee

Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 91 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Wong, Gabinet, Mss. Nasta and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Caleb Wong, Vice President (since 2006) Year of Birth: 1965	Vice President of the Sub-Adviser (since June 1999); Senior Portfolio Manager of the Sub-Adviser (since January 2005); Head of fixed income quantitative research and risk management of the Sub-Adviser (1997-1999) and worked in fixed-income quantitative research and risk management for the Sub-Adviser (since July 1996). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 91 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Year of Birth: 1973	Senior Vice President of OppenheimerFunds Distributor, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (July 2010-December 2012); Vice President of the Sub-Adviser (January 2003-July 2010); Vice President of OppenheimerFunds Distributor, Inc. (January 2003-July 2010). An officer of 91 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley

72      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Mary Ann Picciotto, Continued	Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 91 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2006) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 91 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.CALL OPP (225.5677).

73      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2014 OppenheimerFunds, Inc. All rights reserved.

74      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

—	Applications or other forms
—	When you create a user ID and password for online account access
—	When you enroll in eDocs Direct, our electronic document delivery service
—	Your transactions with us, our affiliates or others
—	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
—	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

75      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

—

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

—

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

—	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2013. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

76      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

77      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

78      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

79      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

OPPENHEIMERFUNDS™
THE RIGHT WAY TO INVEST

Visit us at **oppenheimerfunds.com** for 24-hr access to account information and transactions or call us at **800.CALL OPP (800.225.5677)** for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am–8pm ET.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2014 OppenheimerFunds Distributor, Inc. All rights reserved.
RA0853.001.0514 July 25, 2014

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $39,500 in fiscal 2014 and $38,700 in fiscal 2013.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and no such fees in fiscal 2013.

The principal accountant for the audit of the registrant’s annual financial statements billed $871,571 in fiscal 2014 and $508,480 in fiscal 2013 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, internal audit training, surprise exams, system conversion testing, and corporate restructuring

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and no such fees in fiscal 2013.

The principal accountant for the audit of the registrant’s annual financial statements billed $386,917 in fiscal 2014 and $307,163 in fiscal 2013 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and no such fees in fiscal 2013.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and no such fees in fiscal 2013 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $1,258,488 in fiscal 2014 and $845,643 in fiscal 2013 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 5/30/2014, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Multi Strategies Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	7/9/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	7/9/2014

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	7/9/2014